UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 23, 2010

DCP MIDSTREAM PARTNERS, LP

(Exact name of registrant as specified in its charter)

Commission File No. 001-32678

Delaware	03-0567133
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

370 17th Street, Suite 2775, Denver, Colorado	80202
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 633-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On September 23, 2010, DCP Midstream Operating, LP (the “Operating Partnership”), DCP Midstream Partners, LP (the “Registrant”) and certain of their affiliates (collectively with the Operating Partnership and the Registrant, the “DCP Entities”) entered into an underwriting agreement (the “Underwriting Agreement”) with Morgan Stanley & Co. Incorporated and Wells Fargo Securities, LLC, as representatives of the several underwriters parties thereto (collectively, the “Underwriters”), with respect to the issuance and sale by the Operating Partnership (the “Offering”) of $250,000,000 in aggregate principal amount of the Operating Partnership’s 3.25% Senior Notes due 2015 (the “Notes”). The Notes will be fully and unconditionally guaranteed by the Registrant. The Notes have been registered under the Securities Act of 1933, as amended (the “Securities Act”), pursuant to a Registration Statement on Form S-3 (Registration Nos. 333-167108 and 333-167108-01) (the “Registration Statement”) filed with the Securities and Exchange Commission (the “Commission”) on May 26, 2010, as supplemented by a Prospectus Supplement, filed with the Commission on September 24, 2010, pursuant to Rule 424(b)(2) of the Securities Act. The Offering is scheduled to close on September 30, 2010. The Operating Partnership will use the net proceeds from the Offering to repay funds borrowed under the revolver portion of its credit facility.

The Underwriting Agreement contains customary representations, warranties and agreements made by the DCP Entities and customary conditions to closing. Additionally, the DCP Entities have agreed to indemnify the Underwriters from and against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the Underwriters may be required to make resulting from any such liabilities incurred by the Underwriters. The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the full text of the Underwriting Agreement, which is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated by reference herein.

Item 7.01	Regulation FD Disclosure.

On September 23, 2010, the Registrant issued a press release announcing the pricing of the Offering described in Item 1.01 of this Current Report on Form 8-K. A copy of the press release is furnished as Exhibit 99.1 hereto. In accordance with General Instruction B.2 of Form 8-K, this press release is deemed to be “furnished” and shall not be deemed “filed” for the purpose of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall such information and Exhibit be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
1.1	Underwriting Agreement
99.1	Press Release, dated September 23, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DCP MIDSTREAM PARTNERS, LP

By:	DCP MIDSTREAM GP, LP its General Partner

By:	DCP MIDSTREAM GP, LLC its General Partner

By:	/s/ Michael S. Richards
Name:	Michael S. Richards
Title:	Vice President, General Counsel and Secretary

September 24, 2010

EXHIBITS INDEX

Exhibit Number	Description
1.1	Underwriting Agreement
99.1	Press Release, dated September 23, 2010